                                                                   EXHIBIT 10.37

                                  AMENDMENT TO
                     INCENTIVE STOCK OPTION AGREEMENTS DATED
               NOVEMBER 20, 1991, MARCH 15, 1993, APRIL 11, 1994,
                              AND FEBRUARY 8, 1996


        This Amendment (the "Agreement") to Incentive Stock Option Agreements dated November 20, 1991, March 15, 1993, April 11, 1994, and February 8, 1996 between Amylin Pharmaceuticals, Inc. (the "Company") and Howard E. Greene, Jr. ("Optionee") (the "Option Agreements") is effective as of March 25, 1998 (the "Effective Date").

                                    RECITALS

        WHEREAS, the Option Agreements provide to Optionee options to purchase up to the following numbers of shares of the Company's Common Stock (the "Options"), subject to the conditions set forth in the Option Agreements, including but not limited to continued employment of the Optionee by the
Company:

                      November 20, 1991 Option           150,000 shares
                      March 15, 1993 Option               50,000 shares
                      April 11, 1994 Option              100,000 shares
                      February 8, 1996 Option             40,000 shares

        WHEREAS, the Option Agreements dated March 15, 1993 (50,000 shares), April 11, 1994 (100,000 shares) and February 8, 1996 (40,000 shares) were each previously amended as of September 1, 1996;

        WHEREAS, the Optionee's employment with the Company ceased effective as of the Effective Date and therefore the vesting of Options under such Option Agreements also ceased as of the Effective Date;

        WHEREAS, the Optionee has agreed to continue to serve as a member of the Company's Board of Directors following the Effective Date; and

        WHEREAS, the Company and the Optionee desire to amend the Option Agreements to provide that the Options granted to Optionee pursuant to such Option Agreements that were vested as of March 25, 1998 shall remain exercisable through January 31, 1999.

Amendment to Incentive Stock Option Agreements
March 25, 1998
Page 2


        NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained, the Optionee and the Company hereby agree as follows:

                                    AGREEMENT

        Subject to the approval of this Agreement by the Board of Directors of the Company, as of the Effective Date, the parties hereby agree that, subject to the terms and conditions set forth in the Option Agreements, as amended to date, and the additional terms and conditions of this Agreement, the Options vested under each of the aforementioned Option Agreements as of March 25, 1998 are as set forth on the attached Exhibit A (the "Vested Options"). The parties further agree that such Vested Options shall remain exercisable until January 31, 1999 and that no further Options shall vest under such Option Agreements following the Effective Date.

        Except as specifically provided herein, this Agreement is not intended and shall not be construed to amend or in any way alter the terms and conditions of the Option Agreements or any prior amendments thereto.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth below for each party.

AMYLIN PHARMACEUTICALS, INC.                OPTIONEE:



By:   /s/ BRADFORD J. DUFT                      By:  /s/ HOWARD E. GREENE, JR.
    --------------------------                     ---------------------------
     Bradford J. Duft                                 Howard E. Greene, Jr.
     Senior Vice President
      and General Counsel

Date:  June 4, 1998                              Date:  June 8, 1998
     -------------------------                        ------------------------

Amendment to Incentive Stock Option Agreements
March 25, 1998
Page 3

                                    Exhibit A

                                 VESTED OPTIONS


  Date of Option       Original Option   Vested Options as
     Agreement             Grant         of March 25, 1998      Exercise Price
  --------------       ---------------   -----------------      --------------
November 20, 1991     150,000 shares      150,000 shares       $ 2.00 per share
March 15, 1993         50,000 shares       50,000 shares       $ 9.00 per share
April 11, 1994        100,000 shares       81,198 shares       $11.00 per share
February 8, 1996       40,000 shares       13,436 shares       $12.375 per share